FIRST AMENDMENT AND CONSENT

THIS FIRST AMENDMENT AND CONSENT (this “Amendment”), is made and entered into as of this 24th day of March, 2005, with an effective date as set forth in Section 4 hereof, by and among IKON OFFICE SOLUTIONS, INC., an Ohio corporation (the “US Borrower”), IKON OFFICE SOLUTIONS GROUP PLC (Company number 2803484), a company organized under the laws of England and Wales (the “UK Borrower” and, collectively with the US Borrower, the “Borrowers”), the Domestic Subsidiaries of the US Borrower listed on the signature pages hereto (the “Guarantors”), the Lenders party to the Credit Agreement referred to below (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), DEUTSCHE BANK SECURITIES INC., as Syndication Agent, PNC BANK NATIONAL ASSOCIATION, as Syndication Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent, and THE ROYAL BANK OF SCOTLAND PLC, as Documentation Agent.

Statement of Purpose

The Lenders agreed to extend certain credit facilities to the Borrowers pursuant to the Credit Agreement dated as of July 28, 2004 by and among the Borrowers, the Lenders, the Administrative Agent, the Syndication Agents and the Documentation Agents (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrowers have requested that the Lenders consent to the sale and release of certain Collateral previously identified in writing to the Administrative Agent and Lenders (the “Collateral Release”), and the release of any Liens created under the Collateral Agreement on such Collateral (the “Collateral Lien Releases”).

The Borrowers have informed the Administrative Agent that IKON Office Solutions Netherlands B.V. (“IKON Netherlands”) is not a first-tier Foreign Subsidiary and should not have been designated as an Issuer under the Collateral Agreement and the Borrowers have requested that the Lenders release IKON Netherlands as an Issuer under the Collateral Agreement and release all Liens created under the Collateral Agreement on Capital Stock of IKON Netherlands (the “Netherlands Release”).

The Borrowers desire to amend or modify certain provisions of the Credit Agreement in certain respects on the terms and conditions set forth below.

Subject to and in accordance with the terms and conditions set forth herein, the Required Lenders are willing (i) to consent to the Collateral Release, (ii) to consent to the Collateral Lien Releases, (iii) to consent to the Netherlands Release and (iv) to agree to the amendments described in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Consent and Release. Pursuant to Section 14.11 of the Credit Agreement and effective as of the date upon which each of the conditions specified in Section 4 hereof are satisfied, the Required Lenders hereby (i) consent to the Collateral Release, (ii) consent to the Collateral Lien Releases and (iii) consent to the Netherlands Release. With respect to the Collateral Lien Releases and the Netherlands Release, the Lenders hereby authorize the Administrative Agent to take any actions permitted pursuant to Section 13.9 of the Credit Agreement or required to reflect the Netherlands Release. The Administrative Agent, the Required Lenders and the Borrowers agree that the sale of any Collateral contemplated by the Collateral Release shall not count towards the amounts permitted to be disposed of pursuant to Section 10.5(m).

3. Amendments to the Credit Agreement. The Credit Agreement is hereby modified as follows:

A. Amendments to Existing Definitions.

I. The definition of “Asset Coverage Ratio” is hereby amended by deleting the existing definition in its entirety and by substituting the following in lieu thereof:

“Asset Coverage Ratio” means, as of any date of determination with respect to the US Borrower and its Subsidiaries on a Consolidated basis, the ratio of (a) the net book value of Domestic Accounts Receivable plus the net book value of the Domestic Inventory as of such date less 90% of the net book value of the GE Accounts Receivable as of such date to (b) Total Secured Indebtedness as of such date.

II. The definition of “EBITDA” is hereby amended by deleting the existing definition in its entirety and by substituting the following in lieu thereof:

“EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the US Borrower and its Subsidiaries in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income: (i) income taxes for such period, (ii) Interest Expense for such period, (iii) amortization, depreciation and other non-cash charges for such period, (iv) any extraordinary or non-recurring non-cash expenses or losses for such period, (v) cash expenses incurred during such period in an aggregate amount not to exceed $12,125,000 in connection with the sale of certain assets and liabilities of IOS Capital LLC under the GE Purchase Agreements, (vi) cash expenses in connection with post-closing adjustments to be recorded no later than September 30, 2004 with respect to the sale of certain assets and liabilities of IOS Capital LLC and IKON Canada under the GE Purchase Agreements, (vii) expenses incurred during such period in connection with the extinguishment of Indebtedness and (viii) non-recurring cash expenses which, with the exception of real estate lease-related payments, shall be recorded no later than September 30, 2005 in an aggregate amount not to exceed $45,000,000 for all applicable periods of determination with respect to severance costs, lease termination payments and related expenditures associated with the closure of certain business documentation service centers, the closure of certain legal documentation service centers, the closure of certain sales marketplaces and post-closing adjustments, if any, with respect to the sale of any of the Collateral contemplated by the Collateral Release less (c) any extraordinary or non-recurring income or gains.

III. The definition of Net Corporate Indebtedness is hereby amended by deleting the existing definition in its entirety and by substituting the following in lieu thereof:

“Net Corporate Indebtedness” means,

(a) solely with respect to the calculation of the Leverage Ratio for purposes of determining the Applicable Margin:

As of any date of determination with respect to the US Borrower and its Subsidiaries on a Consolidated basis without duplication, (i) all Indebtedness of the US Borrower and its Subsidiaries less (ii) the aggregate principal amount of all Indebtedness of the Finance Subsidiaries less (iii) the aggregate amount of unrestricted cash of the US Borrower and its Subsidiaries in excess of $100,000,000 as of the date of determination less (iv) Guaranty Obligations of the US Borrower or its Subsidiaries less (v) all net obligations incurred by the US Borrower or its Subsidiaries pursuant to Hedging Agreements less (vi) the outstanding attributed principal amount under any Permitted Lease Receivable Securitization so long as such securitization is non-recourse to the US Borrower or any Subsidiary and less (vii) an aggregate face amount of up to $50,000,000 of obligations, contingent or otherwise, of US Borrower or its Subsidiaries relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, and banker’s acceptances issued for the account of the US Borrower and its Subsidiaries, in each case as set forth on the Consolidated balance sheet of the US Borrower and its Subsidiaries prepared in accordance with GAAP; or

(b) with respect to all other provisions of this Agreement, (including, without limitation, the calculation of the Leverage Ratio for all purposes other than determining the Applicable Margin):

As of any date of determination with respect to the US Borrower and its Subsidiaries on a Consolidated basis without duplication, (i) all Indebtedness of the US Borrower and its Subsidiaries less (ii) the aggregate principal amount of all Indebtedness of the Finance Subsidiaries less (iii) the aggregate amount, as of any date of determination, of the sum of (A) unrestricted cash of the US Borrower and its Subsidiaries plus (B) 90% of the GE Accounts Receivable (solely to the extent by which such aggregate amount of the sum of (A) and (B) exceeds $100,000,000 as of such date of determination) less (iv) Guaranty Obligations of the US Borrower or its Subsidiaries less (v) all net obligations incurred by the US Borrower or its Subsidiaries pursuant to Hedging Agreements less (vi) the outstanding attributed principal amount under any Permitted Lease Receivable Securitization so long as such securitization is non-recourse to the US Borrower or any Subsidiary and less (vii) an aggregate face amount of up to $50,000,000 of obligations, contingent or otherwise, of US Borrower or its Subsidiaries relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, and banker’s acceptances issued for the account of the US Borrower and its Subsidiaries, in each case as set forth on the Consolidated balance sheet of the US Borrower and its Subsidiaries prepared in accordance with GAAP.

B. Amendment to Add New Definition. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

“Collateral Release” shall have the meaning assigned thereto in the First Amendment.

“Domestic Inventory” means all Inventory (as such term is defined in the UCC) located within the United States now owned or hereafter acquired by the US Borrower or any Guarantor with respect to which the Administrative Agent holds a perfected first priority Lien.

“First Amendment” means that certain First Amendment and Consent dated as of March      , 2005 by and among the US Borrower, the UK Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.

“GE Accounts Receivable” means the amount of accounts receivable owing, but not yet paid, to the US Borrower and its Subsidiaries by General Electric Capital Corporation or G.E. Capital Information Technology Solutions, Inc. pursuant to the terms of the GE Program Agreements.

C. Amendment to Section 9.2. Section 9.2 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

Section 9.2. Maximum Senior Leverage Ratio. As of any fiscal quarter end, permit the Senior Leverage Ratio to be greater than the corresponding ratio set forth below:

Period	Ratio
Closing Date through September 29, 2005	2.25 to 1.00

September 30, 2005 through September 29, 2006	2.00 to 1.00

Thereafter	1.75 to 1.00

provided that, upon and after the date of any repayment, repurchase or refinancing in full solely with the proceeds of senior unsecured Indebtedness of all of the outstanding May 2007 Notes in accordance with Section 10.10, this Section 9.2 shall be deemed to be intentionally omitted from this Agreement and the US Borrower and its Subsidiaries shall no longer be required to comply with the maximum ratios set forth in this Section 9.2.

D. Amendment to Exhibit F. Exhibit F to the Credit Agreement is hereby deleted in its entirety and the form of Exhibit F attached hereto as Annex A is substituted in lieu thereof.

4. Effectiveness. This Amendment shall become effective on: (i) March      , 2005 or (ii) such later date that each of the following conditions has been satisfied:

A. Amendment Documents. The Administrative Agent shall have received a duly executed counterpart of this Amendment from the Administrative Agent, the Borrowers, the Guarantors and the Required Lenders; and

B. Fees and Expenses. The Administrative Agent shall have been reimbursed for all reasonable fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the fees and expenses referred to in Section 8 of this Amendment, the Credit Agreement and the transactions contemplated thereby.

5. Reaffirmation of Security Documents.

A. By its execution hereof, each Borrower and each Guarantor hereby expressly (i) consents to the modifications and amendments set forth in this Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement, the Collateral Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement, the Collateral Agreement and the other Loan Documents to which it is a party remain in full force and effect.

B. Each Borrower and each Guarantor hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Amendment. In furtherance of the reaffirmations set forth in this Section 5, each Borrower and each Guarantor hereby grants and assigns a security interest in all Collateral identified in any Security Document as collateral security for the Obligations and the Guaranteed Obligations (as defined in the applicable Guaranty Agreement).

6. Effect of Amendment. Except as expressly provided herein, the Credit Agreement and the Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (ii) to be a waiver of, or consent to, a modification or amendment to any term or provision of any Loan Document specifically consented to, waived, amended or modified by this Amendment on any other occasion, or (iii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

7. Representations and Warranties/No Default.

A. By its execution hereof, each Borrower and each Guarantor hereby certifies that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (after giving effect to this Amendment) is true and correct in all material respects as of the date hereof as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date (provided that any representation and warranty that is qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects) and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

B. By its execution hereof, each Borrower and each Guarantor hereby represents and warrants that it has the right, power and authority and has taken all necessary corporate and company action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

C. By its execution hereof, each Borrower and each Guarantor hereby represents and warrants that this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Borrower or such Guarantor, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

8. Fees and Expenses.

A. The Borrowers shall pay all reasonable, out-of-pocket fees and expenses of the Administrative Agent (including, without limitation, all costs of electronic or internet distribution of any information hereunder) in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable, fees, disbursements and other charges of counsel for the Administrative Agent.

B. The Borrowers shall pay to the Administrative Agent for its own account and the account of each of the other Lenders that consents to the Amendment by 5:00 P.M. (Eastern time) on March 16, 2005, an amendment fee equal to five (5) basis points of each consenting Lender’s Commitment.

9. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts of law principles thereof.

10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together constitute one and the same agreement.

11. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages To Follow]

US BORROWER:

IKON OFFICE SOLUTIONS, INC.,
as US Borrower

By: /S/ KATHLEEN M. BURNS

Name: Kathleen M. Burns
Title: Vice President and Treasurer

UK BORROWER:

IKON OFFICE SOLUTIONS GROUP PLC,
as UK Borrower

By: /S/ DAVID MILLS

Name: David Mills
Title: Director

[Signature pages continue]

ACKNOWLEDGED AND AGREED TO BY:

GUARANTORS:

IKON OFFICE SOLUTIONS TECHNOLOGY SERVICES, LLC, as Guarantor

By: /S/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Treasurer

IKON OFFICE SOLUTIONS WEST, INC., as Guarantor

By: /S/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Assistant Treasurer

IKON REALTY, INC., as Guarantor

By: /S/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Treasurer

INA NORTH AMERICA HOLDINGS, INC., as Guarantor

By: /S/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Treasurer

UPSHUR COALS CORPORATION, as Guarantor IKON OFFICE SOLUTIONS TECHNOLOGY SERVICES, LLC, as Grantor and Issuer

By: /S/ KATHLEEN M. BURNS
Name: Kathleen M. Burns
Title: Treasurer

ADMINISTRATIVE AGENT and LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Lender

By: /S/ MICHAEL ROMANZO

Name: Michael Romanzo
Title: Vice President

[Signature pages continue]

THE ROYAL BANK OF SCOTLAND PLC,
as Documentation Agent and Lender

By: /S/ EDDIE DEC

Name: Eddie Dec
Title: Vice President

[Signature pages continue]

GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and Lender

By: /S/ KELLY STOTLER

Name: Kelly Stotler
Title: Duly Authorized Signatory

[Signature pages continue]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By: /S/ HANS-JOSEF THIELE

Name: Hans-Josef Thiele
Title: Director

By: /S/ CHRISTIAN DALLWITZ

Name: Christian Dallwitz
Title: Director

DEUTSCHE BANK SECURITIES INC., as Syndication Agent

By: /S/ HANS-JOSEF THIELE

Name: Hans-Josef Thiele
Title: Director

By: /S/ CHRISTIAN DALLWITZ

Name: Christian Dallwitz
Title: Director

[Signature pages continue]

PNC BANK NATIONAL ASSOCIATION,
as Syndication Agent and Lender

By: /S/ FRANK A. PUGLIESE

Name: Frank A. Pugliese
Title: Vice President

[Signature pages continue]

WELLS FARGO FOOTHILL, LLC, as Lender

By: /S/ MAGED GHEBRIAL

Name: Maged Ghebrial
Title: Vice President

[Signature pages continue]

LASALLE BANK NATIONAL ASSOCIATION, as Lender

By: /S/ CHRISTOPHER S. HELMECI

Name: Christopher S. Helmeci

Title: Senior Vice President

[Signature pages continue]

SCOTIABANC INC., as Lender

By: /S/ WILLIAM E. ZARRETT

Name: William E. Zarrett
Title: Managing Director

[Signature pages continue]

LEHMAN COMMERCIAL PAPER INC.,
as Lender

By: /S/ CRAIG MALLOY

Name: Craig Malloy
Title: Authorized Signatory

[Signature pages continue]

FIFTH THIRD BANK, as Lender

By: /S/ CHRISTINE L. WAGNER

Name: Christine L. Wagner
Title: Vice President

[Signature pages continue]

THE BANK OF NEW YORK, as Lender

By: /S/ DAVID S. CSATARI

Name: David S. Csatari
Title: Vice President

[Signature pages continue]

RZB FINANCE LLC, as Lender

By: /S/ JOHN A. VALISKA

Name: John A. Valiska
Title: First Vice President

By: /S/ JUAN M. CSILLAGI

Name: Juan M. Csillagi
Title: Group Vice President

[Signature pages continue]

ISRAEL DISCOUNT BANK OF NEW YORK,
as Lender

By: /S/ RONALD BONGIOVANNI

Name: Ronald Bongiovanni
Title: Senior Vice President

By: /S/ ANDY BALLTA

Name: Andy Ballta

Title: Vice President